UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2013

MILLENNIAL MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-35478	20-5087192
(Commission File No.)	(IRS Employer Identification No.)

2400 Boston Street, Suite 201

Baltimore, MD 21224

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (410) 522-8705

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition.

On August 13, 2013, Millennial Media, Inc. (“Millennial”) issued a press release announcing its financial results for the three and six months ended June 30, 2013 and its intention to hold a conference call regarding these results and its recent announcement of the Merger (as defined below).  A copy of this press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference into any of Millennial’s filings with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 8.01              Other Events

On August 13, 2013, Millennial, Polo Corp., a wholly owned subsidiary of Millennial (“Merger Sub”) and Jumptap Inc. (“Jumptap”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which Merger Sub will, upon the terms and subject to the satisfaction or waiver of the conditions therein, merge with and into Jumptap (the “Merger”), with Jumptap continuing as the surviving corporation and as a wholly-owned subsidiary of Millennial.  On August 13, 2013, Millennial issued a press release announcing the execution of the Merger Agreement and its intention to hold a conference call to discuss, among other items, the Merger.  A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.  Also on August 13, 2013, Millennial posted on its website materials to be used in investor presentations from time to time regarding the Merger.  A copy of this presentation is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K and the materials incorporated by reference herein include “forward-looking statements” including, without limitation, statements regarding the proposed acquisition of Jumptap and the combined company’s forecasted financial results, anticipated reach, capabilities and opportunities for the combined company, expected benefits to advertisers and developers and market opportunities, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements.  These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in these materials that are not historical facts.  These statements are sometimes identified by words and phrases such as “will,” “may,” “expect,” “to be,” or words or phrases of similar meaning. As a result of the ultimate outcome of such risks and uncertainties, Millennial’s actual results could differ materially from those anticipated in these forward-looking statements.  These statements are based on Millennial’s current beliefs and expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, whether the proposed acquisition is ultimately consummated; the ability to integrate Millennial’s and Jumptap’s businesses; disruption from the transaction making it more difficult to maintain relationships with clients, suppliers or employees; risks related to the successful offering of the combined company’s products and services; the risk that the anticipated benefits of the acquisition may not be realized; and other risks that may impact Millennial’s business.  Other risk factors will be set forth under the caption “Risk Factors,” in Millennial’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, to be filed with the SEC on August 14, 2013, which will be available on a website maintained by the SEC at www.sec.gov.  Millennial expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press release dated August 13, 2013 entitled “Millennial Media Reports 2013 Second Quarter Results.”
99.2	Press release dated August 13, 2013 entitled “Millennial Media Signs Definitive Agreement to Acquire Jumptap.”
99.3	Investor Presentation Material.

Additional Information about the Proposed Acquisition and Where You Can Find It

Millennial plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Millennial to be held for the purpose of voting on the issuance of the shares of Millennial common stock to be issued in connection with the proposed acquisition (the “Shares”).  BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE ISSUANCE OF THE SHARES CONTEMPLATED BY THE PROPOSED ACQUISITION, MILLENNIAL SECURITY HOLDERS ARE URGED TO READ THE

PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, and any other documents filed by Millennial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Millennial may obtain free copies of the documents filed with the SEC by contacting Millennial’s Investor Relations department at (410) 522-8705, or Investor Relations, Millennial Media, Inc., 2400 Boston Street, Suite 201, Baltimore, Maryland  21224.  You may also read and copy any reports, statements and other information filed by Millennial with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Interests of Certain Participants in the Solicitation

Millennial and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Millennial in favor of the proposed transaction. A list of the names of Millennial’s executive officers and directors, and a description of their respective interests in Millennial, are set forth in the proxy statement for Millennial’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2013, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of Millennial will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and security holders may obtain additional information regarding the interests of Millennial’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2013	MILLENNIAL MEDIA, INC.

	By:	/s/ Ho Shin
Ho Shin
General Counsel and Chief Privacy Officer

Exhibit No.	Description
99.1	Press release dated August 13, 2013 entitled “Millennial Media Reports 2013 Second Quarter Results.”
99.2	Press release dated August 13, 2013 entitled “Millennial Media Signs Definitive Agreement to Acquire Jumptap.”
99.3	Investor Presentation Material.